SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                          DWS Latin America Equity Fund

The following information replaces similar disclosure in "The portfolio managers" section of the prospectuses:

The following person handles the day-to-day management of the fund.



Terrence S. Gray, CFA
Managing Director of Deutsche Asset
Management and Lead Portfolio Manager of the fund.
  o Joined Deutsche Asset Management in 1993 and the fund in 2006.
  o Portfolio manager for Global Emerging Markets Fund and other international products.
  o Previously, head of the Pacific Basin portfolio selection team and served as an Asian country and sector analyst before joining the Emerging Markets team.
  o BS, Boston College.








               Please Retain This Supplement for Future Reference



January 16, 2008
st-LAE


                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group